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                                                                   Exhibit 23(a)

             Consent of Independent Certified Public Accountants

Board of Directors
The Travelers Insurance Company

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/KPMG LLP
Hartford, Connecticut
July 13, 2000

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